Plains Exploration & Production Company
PXP
Howard Weil
35th Annual Energy Conference
April 2007

PXP
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
James C. Flores - Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Scott Winters – Vice President Investor Relations
Joanna Pankey - Investor Relations Analyst

Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Corporate Information
Except for the historical information contained herein, the matters discussed in this presentation are “forward-looking statements” as defined by the Securities and Exchange Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.

PXP
PXP Today
▪
Large continuous low-risk development  program
▪
Significant 2007 exploration potential
▪
Large 2008+ exploration inventory
▪
Strong balance sheet
▪
Downside commodity price protection

PXP
Reserves
506 MMBOE 3P NSAI reserves 12/31/06
30% probable / possible reserves
95% crude oil reserves
99% California
17 year proved R/P
Operations
Development
–
San Joaquin Valley, CA
–
Arroyo Grande, CA
–
Los Angeles Basin, CA
–
Offshore, CA
Exploration
–
2007: 10 drills, 2 discoveries, 500± MMBOE net total potential
–
2008: large exploration inventory
Operations Overview

PXP
▪
325 MMBOE  proved
reserves
143 MMBOE
probable / possible
▪
2,500+ future well
locations
▪
▪
24 yr R/P
Los Angeles
Basin
San Joaquin
Valley
Arroyo
Grande
Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.
Development – Onshore California

PXP
▪
200 MMBOE proved reserves
▪
95 MMBOE probable /  possible reserves
▪
23,100 net BOEPD sales volumes (4Q’06 avg.)
▪
2,000+ estimated future well locations
▪
Steamflood and  horizontal-well developments
Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.
Development - Onshore California
San Joaquin Valley/Arroyo Grande

PXP
▪
125 MMBOE proved reserves
▪
48 MMBOE probable /  possible reserves
▪
14,100 net BOEPD sales  volumes (4Q’06 avg.)
▪
500+ estimated future well locations
▪
Waterflood developments
Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.
Development - Onshore California
Los Angeles Basin

PXP
Development / Exploration
Offshore California
▪
25 MMBOE proved reserves
▪
10 MMBOE probable /  possible reserves
▪
13,500 net BOEPD sales volumes (4Q’06 avg.)
▪
Continue T-Ridge permitting
process
Pt. Pedernales Unit
T- Ridge
Prospect Area
Pt. Arguello Unit
Rocky Point
Unit
Permits required for development
T-Ridge lease permit filed
California
Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.

PXP
Exploration
California land value
Acquisitions
Meaningful
value growth
per share
GROWTH
Today                                                                       Future
Legacy California oil fields
Substantial
cash flow
per share
DEVELOP
Operating Strategy to Increase Value

PXP
506
MMBOE
3P reserves(1)
Legacy California oil fields
(1) Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.
2007 Resource Potential Net to PXP

PXP
500±
MMBOE
net total
potential
Legacy California oil fields
Exploration
Friesian discovery
Hurricane Deep discovery
2007: 10 drills

506
MMBOE
3P reserves(1)
(1) Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.
2007 Resource Potential Net to PXP

PXP
Productive                  Exploration
Exploration
Estimated SPUD Date

PXP
Prospects
Discoveries
Friesian
Big Foot
New Orleans
Caesar
Breton
Sound
Discoveries Sold
Drilling 2007
Hurricane Deep
Flatrock
Mound Point
South
Cas
Cottonwood
Point
Cavallo Deep
20+ Prospect inventory beyond current 2007 drills
Exploration History & Current Status
Gulf of Mexico

PXP
$648
$446
$600±
Includes exploration, exploitation, development and unproved property acquisition costs.
Excludes other property acquisitions.
($Millions)
2005 – 2007 Capital Investments

PXP
58,000
52,000
BOEPD
3% CAGR
from
Core asset
development
10% CAGR
with
2007 Risked
exploration
success
Volume Growth Potential from
2007 Risked  Exploration Success

PXP
Financial
▪
Develop
–
Legacy oil fields
▪
Grow
–
Exploration
–
California land value
–
Acquisitions
Operating
Operating & Financial Strategies
▪
Capital discipline
▪
Strong balance sheet
▪
$55 put options
▪
$500 million notes
▪
$750 million revolver

PXP
(1) Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.
506
MMBOE
3P reserves(1)
$4 Billion
Current
Enterprise Value

Valuation

PXP
(1) Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.
506
MMBOE
3P reserves(1)
$4 Billion
Current
Enterprise Value
2007
Exploration
500
MMBOE
net total potential
Valuation

PXP
$4 Billion
Current
Enterprise Value
2008
Exploration
prospect
inventory
& real estate
506
MMBOE
3P reserves(1)
(1) Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.
2007
Exploration
500
MMBOE
net total potential
Valuation

PXP
Accelerate PXP’s Per Share Growth
▪
Strong discretionary cash flow
▪
Production & reserve growth potential
▪
Share repurchases
Value Drivers to..

Plains Exploration & Production Company
PXP
Howard Weil
35th Annual Energy Conference
April 2007